SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event report): June 18, 1999


                               KEYSPAN CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)


                                   New York
                (State or Other Jurisdiction of Incorporation)


            1-14161                                               11-3431358
(Commission File Number)                     (IRS Employer Identification No.)

  175 East Old Country Road, Hicksville, New York                     11801
     One MetroTech Center, Brooklyn, New York                         11201
        (Address of Principal Executive Offices)                  (Zip Code)

                          (516) 755-6650 (Hicksville)
                           (718) 403-1000 (Brooklyn)
             (Registrant's Telephone Number, Including Area Code)


                                       N/A
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events.

            On June 18, 1999, KeySpan Corporation d/b/a KeySpan Energy ("the Company") issued a press release concerning the consummation of its acquisition of the 2,168-megawatt Ravenswood electric-generating facility located in Long Island City, Queens, New York, from The Consolidated Edison Company of New York, Inc.

            The Company's press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits

            (1) Press Release of the Company dated June 18, 1999.

                               SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              KEYSPAN CORPORATION

Dated: June 22, 1999          By: /s/ Robert R. Wieczorek
                              --------------------------
                              Name: Robert R. Wieczorek
                              Title:   Vice President, Secretary and Treasurer

                            INDEX TO EXHIBITS


Exhibit No.         Exhibit                                          Page
-----------         -------                                          ----

  99                Press Release, dated June 18, 1999               5